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                                                                    Exhibit 99.1

                            CONVERSION AGREEMENT AND
                        AMENDMENT TO FINANCING AGREEMENTS

            THIS CONVERSION AGREEMENT AND AMENDMENT TO FINANCING AGREEMENTS is made and entered into as of March 1, 2000 (the "Conversion and Amendment"), by and between EAGLE FOOD CENTERS, INC., as debtor-in-possession ("Debtor") and CONGRESS FINANCIAL CORPORATION (CENTRAL), as lender ("Congress").

                                    RECITALS

            A. Eagle Food Centers, Inc., as pre-petition debtor, and Congress are the parties to that certain Loan and Security Agreement dated as of May 25, 1995, as previously amended (the "Pre-Petition Credit Agreement"), and the other Financing Agreements, as defined in the Pre-Petition Credit Agreement (all such Financing Agreements, together with the Pre-Petition Credit Agreement, in each case prior to this Amendment or any other amendment executed on or after the date hereof, collectively, the "Original Financing Agreements"). Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Pre-Petition Credit Agreement, as amended hereby.

            B. Debtor has filed a petition for relief under chapter 11 of title 11 of the United States Code 11 U.S.C. section 101, et seq. (the "Bankruptcy Code"), in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), on February 29, 2000 (the "Petition Date"), Case No. 00-1311 (RRM) (the "Case").

            C. The commencement of the Case constituted an Event of Default under the Pre-Petition Credit Agreement

            D. In order to continue its operation as a debtor-in-possession under the Bankruptcy Code pending its reorganization, Debtor has requested that Congress continue making secured loans in its sole discretion to the Debtor (the "DIP Financing"). Congress is willing to continue the $50,000,000 line of credit for the Debtor only if, among other things, the Original Financing Agreements are amended as hereinafter set forth and the Bankruptcy Court enters an interim and final order approving this Conversion and Amendment and otherwise in form and substance satisfactory to Congress (the "Interim Order", and the "Final Order," respectively).

            NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

            1. Amendments. The parties hereby amend the Financing Agreements as follows:


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            (a) From and after the date hereof, all references in the Financing
Agreements to "Eagle Food Centers, Inc.," "Eagle," "Borrower," "Grantor," "Mortgagor," the "Company" and all other references to Eagle Food Centers, Inc. in any capacity shall be deemed to be references to Eagle Food Centers, Inc. both before the Petition Date, as pre-petition debtor, and on and after the Petition Date, as debtor-in-possession in the Case.

            (b) Section 1 of the Pre-Petition Credit Agreement is hereby amended by adding in their proper alphabetical order the definitions of "Conversion and Amendment," "Bankruptcy Code," "Bankruptcy Court," "Case," "DIP Financing," "Original Financing Agreements," "Petition Date," and "Pre-Petition Credit Agreement," set forth in the recitals of this Amendment.

            (c) Section 1 of the Pre-Petition Credit Agreement is hereby further amended by adding the following definitions in their proper alphabetical order (to the extent such terms are not already defined in the Pre-Petition Credit Agreement) and by substituting the following definitions for the existing definitions of such terms (to the extent such terms are currently defined in the Pre-Petition Credit Agreement):

                  "Agreement" shall mean the Loan and Security Agreement, dated as of May 25, 1995, as previously amended or otherwise modified including as amended by the Conversion and Amendment and as the foregoing may hereafter be extended, amended or supplemented, including pursuant to any order of the Bankruptcy Court.

                  "Debtor" shall mean Eagle Food Centers, Inc. as debtor and debtor-in-possession in the Case under the Bankruptcy Code.

                  "Final Order" shall mean either (i) the Interim Order which has become final pursuant to the terms of ordering paragraph 27 of the Interim Order; or (ii) an order of the Bankruptcy Court entered in the Case after the Final Hearing as defined in the Interim Order, inter alia, authorizing the Debtor, as debtor-in-possession, to incur secured indebtedness pursuant to Section 364 of the Bankruptcy Code, which order shall be in form and substance satisfactory to Congress in its sole discretion.

                  "Financing Agreements" shall mean the Loan and Security
            Agreement dated as of May 25, 1995, and all amendments thereto, as extended, amended and supplemented by the Conversion and Amendment, the Interim Order, the Final Order, and all security agreements, financing statements, lease assignments, guaranties, lockbox and/or blocked account agreements, letters of credit and other agreements, instruments, documents and written indicia of contractual obligations between Debtor and Lender, any Affiliate of Debtor and Lender, any Person owning Collateral and Lender, and/or any Person guaranteeing all or any portion of the Obligations and Lender, in connection with the transactions contemplated


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            hereby, whether pre-petition or post-petition, as each such document has been and may from time to time be amended or supplemented.

                  "Interim Order" shall mean the order of the Bankruptcy Court entered in the Case pursuant to Sections 363 and 364 of the Bankruptcy Code, inter alia, authorizing Debtor, as debtor-in-possession, to enter into that certain Conversion and Amendment by and among Debtor and Lender, which order shall be in form and substance satisfactory to Lender.

                  "Maturity Date" shall mean the date on which the Agreement ceases to continue in full force and effect pursuant to Section 12.1(a) of the Agreement.

                  "Revolving Loans" shall mean any loan or extension of credit, whether made before or after the Petition Date, by Lender pursuant to the Financing Agreements.

            (d) The definition of "Availability Reserves" as contained in
Section 1 of the Pre-Petition Credit Agreement is amended by inserting in the first line thereof following the phrase "shall mean," the following:

            "an amount equal to all outstanding principal under the Pre-Petition Credit Agreement and all interest, charges, fees, costs and expenses as of the commencement of the case, including any amounts attributable to the foregoing that Congress may from time to time assert and including the amount of the "Carve-Out" as set forth in
            Section 10.1(h), plus"

            (e) Section 4.2 of the Pre-Petition Credit Agreement is amended by deleting the "and" at the end of subsection (a), by replacing the final period at the end of subsection (b) with a semi-colon, and by adding, in their proper order as subsections (c) and (d) thereto, the following:

            "(c) upon the making of any Loans or the provision of any Letter of Credit Accommodations to Borrower after the Petition Date, which amounts are not concurrently collected by Lender pursuant to section 6 hereof; the Borrower shall have previously or contemporaneously delivered to Lender a detailed budget setting forth the projected requirements for funding the Borrower's continued operations from the date of the funding through the confirmation of the Case (the "Budget"); and

            (d) if, after giving effect to the making of such Loans or the provision of such Letter of Credit Accommodations to Borrower, the aggregate principal amount of the Loans plus the aggregate Letter of Credit Accommodations would exceed $30,000,000, the Lender shall have entered into one or more agreements, in a form and substance satisfactory to Lender in its sole discretion, providing for the participation by one or


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            more Persons in the Loans and the Letter of Credit Accommodations in
            an amount acceptable to Lender in its sole discretion."

            (f) Section 5 of the Pre-Petition Credit Agreement is amended by adding the following language following the phrase "and wherever located" and immediately prior to the final parenthetical:

            ",whether arising or acquired before, on or after the Petition Date"

            (g) The Pre-Petition Credit Agreement is amended by adding the following as Section 6.7 thereof:

                  "Application of Payments. Debtor and Lender agree that, only if the failure to apply such amounts to the Obligations arising before the Petition Date would result in such Obligations being undersecured, Lender may apply all amounts received by Lender after the Petition Date to payment of the Obligations arising before the Petition Date before applying any such amounts to Obligations arising on or after the Petition Date. Otherwise all such amounts shall be applied to the Obligations arising after the Petition Date only. Debtor hereby irrevocably agrees that, subject to the preceding limitations, Lender shall have the continuing exclusive right to apply and to reverse and reapply any and all payments received at any time or times hereafter against the Obligations in such manner as Lender may deem advisable notwithstanding any entry by Lender upon any of its books and records."

            (h) Section 7.1 of the Pre-Petition Credit Agreement is amended by replacing subsection (c) thereof with the following:

            "(c) at all times that the Excess Loan Availability is less than or equal to $20,000,000, Debtor shall furnish Lender on each Friday of each week (or if any such Friday is not a Business Day, the next Business Day) a report setting forth (i) daily cash flow results for the four week period ending on the immediately preceding Friday and also a reconciliation comparing actual expenses paid to the Budget as contemplated by section 4.3(c) hereto, (ii) daily cash flow projections for the four week period beginning on the immediately preceding Saturday, (iii) the actual and projected amount of the Value of Eligible Inventory (i.e., Inventory, Slow Moving Inventory and Collateral) as of the prior Business Day, (iv) in the case of each such report required to be delivered on the last Friday of each month, monthly cash flow projections for each of the next four months; and (d) such other reports as to Collateral and such other financial and operating information as Lender may reasonably request from time to time."


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            (i) The Pre-Petition Credit Agreement is amended by replacing
Section 10.1(a), (d), (e), (f), (g), (h), (i), (j), (k), (l) and (m) thereof with the following, and by addition new subsections corresponding to new Section 10.1(n), (o), (p) and (q) below:

                  "(a) Debtor fails to pay when due any of the Obligations in accordance with the terms of the Financing Agreements or fails to perform any or all of the terms, covenants, conditions or provisions contained in the Financing Agreements;

                  (d) Conversion of the Case to a case under Chapter 7 of the
            Bankruptcy Code;

                  (f) appointment of a trustee or an examiner in the Case or
            Debtor's application for, consent to, or acquiescence in, any such appointment;

                  (g) failure of Debtor to obtain a Final Order (in form and substance satisfactory to Lender) within 45 days after the Petition Date, or such later date as Lender may consent to in writing after the date hereof;

                  (h) except as expressly permitted in the Interim Order or the
            Final Order, which permission shall include the request for a $250,000 carve-out for professional fees and disbursements as set forth in the Interim Order (the "Carve Out"), the filing by Debtor, as debtor-in-possession, of any application for approval or allowance of, or the entry of any order approving or allowing, any administrative expense claim in the Case having any priority over, or being pari passu with, the administrative priority of the DIP Indebtedness (as defined in the Interim Order or the Final Order);

                  (i) the entry of an order in the Case granting relief from the automatic stay of Section 362 of the Bankruptcy Code to any holder or holders of a lien or security interest on any material Collateral and allowing such holder or holders to foreclose or otherwise realize upon such liens and security interests;

                  (j) any stay, reversal, modification or other amendment in any respect (except to the extent acceptable to Lender) of the Interim Order or the Final Order;

                  (k) any of the Financing Agreements shall cease to be in full force and effect, or any liens and security interests granted to Lender under the Financing Agreements shall cease to be in full force and effect, or any liens and security interests granted to Lender under the Financing Agreements shall cease to be valid;


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                  (l) Debtor, as debtor-in-possession, voluntarily or
            involuntarily dissolves or is dissolved, terminates or is terminated, liquidates or is liquidated or ceases the operation of any material portion of its business, other than the 19 store closings to which Congress has previously consented;

                  (m) (A) the filing of any motion or proceeding with the
            Bankruptcy Court, which is not dismissed, denied with prejudice or otherwise resolved to the satisfaction of Lender within 45 days of such filing, challenging or seeking otherwise to modify, limit, subordinate or avoid the priority of any Obligations or the perfection or priority of Lender's pre-petition or post-petition liens on any material portion of the Collateral, or seeking to impose, surcharge or assess against Lender, its claims or its Collateral any costs or expenses, whether pursuant to Section 506(c) of the Bankruptcy Code or otherwise, or (B) the entry of any order having any such effect;

                  (n) any violation by Debtor, as debtor-in-possession, of any material term or provision of the Interim Order or the Final Order;

                  (o) the filing of any motion or application with the
            Bankruptcy Court seeking the entry of, or the entry of, an order approving any subsequent debtor-in-possession facility for borrowed money unless such subsequent facility and such court order expressly provide for the final payment in full to Lender of all Obligations prior to or simultaneously with any initial borrowings under such subsequent facility;

                  (p) any event or circumstance shall occur or exist and such event or circumstance is likely, in the Lender's reasonable judgment, to have a Material Adverse Effect; or

                  (q) there shall be a default or an event of default under any of the other Financing Agreements."

            (j) The Pre-Petition Credit Agreement is amended by replacing
Section 12.1(a) thereof with the following:

                  "(a) This Agreement and the other Financing Agreements shall be effective as of the date set forth on the first page hereof and shall continue in full force and effect until the earliest to occur of the following, at which time (and except as Lender may otherwise agree in writing in its sole discretion), this Agreement shall immediately and automatically terminate and all Obligations shall be immediately due and payable (such date of termination being the "Maturity Date"):

                        (i)   April 15, 2002;


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                        (ii)  the date of final payment and satisfaction in full
                              of the Obligations and termination of the DIP Financing pursuant to this Agreement;

                        (iii) the effective date of any confirmed plan of
                              reorganization in the Case;

                        (iv)  the dismissal of the Case; or

                        (v) Lender's election, in its sole discretion, to terminate this Agreement upon the occurrence of any Event of Default.

                  The parties agree that Lender shall have the right in its sole discretion to determine whether to grant any extensions to the Maturity Date set forth in subparagraph (i) above. No termination of this Agreement shall relieve or discharge Debtor of its duties, obligations and covenants hereunder until all Obligations have been indefeasibly paid and satisfied in full in cash, and Lender's continuing security interest in the Collateral shall remain in effect until such duties, obligations, and covenants have been fully discharged and Lender's claim has been fully and finally allowed by order of the Bankruptcy Court. Upon the effective date of termination or non-renewal of the Financing Agreements, Borrower shall pay to Lender, in full, all outstanding and unpaid Obligations and shall furnish cash collateral to Lender in such amounts as Lender determines are reasonably necessary to secure Lender from loss, cost, damage or expense, including attorneys' fees and legal expenses, in connection with any or all issued and outstanding Letter of Credit Accommodations and checks or other payments provisionally credited to the Obligations and/or as to which Lender has not yet received final and indefeasible payment. Such cash collateral shall be remitted by wire transfer in U.S. funds to such bank account of Lender, as Lender may, in its discretion, designate in writing to Borrower for such purpose. Interest shall be due until and including the next Business Day, if the amounts so paid by Borrower to the bank account designated by Lender are received in such bank account later than 12:00 noon, Chicago time."

            2. Debtor's Agreement to Assume Certain Obligations and be Bound and Confirmation of Security Interest. The Debtor as debtor-in-possession in the Case, hereby (a) agrees to be bound by the terms of the Financing Agreement as if all references therein to "Eagle Food Centers, Inc.," "Eagle," "Borrower," "Debtor," "Grantor," "Mortgagor," the "Company" and all other references to Debtor in any other capacity included a reference to it as debtor-in-possession,
(b) specifically confirms that the security interests described in the Original Financing Agreements include a duly authorized grant by it of security interests in its assets, whether arising or acquired before or after the Petition Date, to secure payment of the


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Obligations arising both before and after the Petition Date, and (c) grants
Liens in favor of Congress on the post-petition assets of Debtor of the type in which Congress was granted a pre-petition security interest under the Original Financing Agreements; provided, however, that the provisions of clauses (b) and
(c) shall be subject to the provisions of ordering paragraph 6 of the Interim Order (Limitations on Cross-Collateralization and Liens).

            3. Exclusion of Pre-Petition Debt. Other than as provided in ordering paragraphs J,5 and 6 of the Interim Order and as set forth in Paragraph 2(b) and (c) above, this Agreement (a) is not intended nor shall it be interpreted to effect an assumption of the Debtor's Obligations under the Pre-Petition Credit Agreement which arise from any pre-petition principal, interest, charges, fees, costs or expenses, and (b) is not intended nor shall it be interpreted to prejudice in any way the rights of Congress to assert such Obligations as pre-petition claims in the Case.

            4. Entire Agreement and Acknowledgements of the Parties. Congress and the Debtor agree that the amendments set forth in this Conversion and Amendment as modified by the Interim Order constitute the entire agreement of the parties with respect to the matters set forth herein, shall be limited precisely as written and shall not be deemed to be a consent to any waiver, amendment or modification of any other term or condition of any of the Financing Agreements.

            5. Conditions Precedent. The effectiveness of this Conversion and Amendment shall be subject to satisfaction of the following conditions (any one or all of which may be waived by Congress in its sole discretion):

                  (a) Receipt by Congress of counterparts of this Conversion and Amendment, duly executed by Congress and the Debtor;

                  (b) Entry by the Bankruptcy Court of the Interim Order in form and substance satisfactory to Congress; and

                  (c) Receipt by Congress of any and all further agreements, certificates or documents as Congress shall reasonably request together with any consents from third party creditors of Debtor deemed necessary by Congress.

                  6. References in Other Documents. All references to any of the original Financing Agreements shall be deemed to be a reference to such Financing Agreement as amended.

                  7. Miscellaneous.

                  (a) To induce Congress to enter into this Conversion and Amendment, Debtor hereby represents and warrants to Congress that Debtor has full corporate power and authority to enter into this Conversion and Amendment, that this Conversion and Amendment has been duly authorized, executed and delivered by Debtor, and that this


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      Conversion and Amendment constitutes a legal, valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms.

                  (b) This Conversion and Amendment may be signed in any number of counterparts, each of which constitutes an original, but all of which, taken together, shall constitute one and the same instrument.

                  (c) It is the parties' intention that this Conversion and Amendment be interpreted in such a way that it is valid and effective under applicable law; however, if one or more of the provisions of this Conversion and Amendment shall for any reason be found to be invalid or unenforceable, the remaining provisions of this Conversion and Amendment shall be unimpaired.

            8. Choice-of-Law. Any dispute between Congress and Debtor arising out of, connected with, related to, or incidental to the relationship established between them in connection with this Conversion and Amendment, and whether arising in contract, tort, equity or otherwise, shall be resolved in accordance with the internal laws and not the conflicts of law provisions of the State of Illinois.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]


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            IN WITNESS WHEREOF, the parties have duly executed and delivered this Conversion and Amendment as of the day and year first above written.


                                            EAGLE FOOD CENTERS, INC.,
                                            as debtor-in-possession

                                            By: /s/ S. Patric Plumley
                                                ------------------------------

                                            Name: S. Patric Plumley
                                                  ----------------------------

                                            Title: Sr. VP-CFO
                                                  ----------------------------

                                            CONGRESS FINANCIAL (CENTRAL)
                                            CORPORATION

                                            By: /s/ Steven Linderman
                                                ------------------------------

                                            Name: Steven Linderman
                                                  ----------------------------

                                            Title: First Vice President
                                                  ----------------------------

          [Conversion Agreement and Amendment to Financing Agreements]


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